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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002



                             CHITTENDEN CORPORATION
                            (Exact name of Registrant
                            as specified in charter)


Vermont                               0-7974                03-0228404
(State or other jurisdiction         Commission           (IRS Employer
of incorporation)                    File Number)          Identification No.)


Two Burlington Square, Burlington, Vermont                       05401
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (802) 660-1410



                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

On August 13, 2002, Paul A. Perrault, Chairman, President, and Chief Executive Officer of Chittenden Corporation, and Kirk W. Walters, Executive Vice President and Chief Financial Officer, each submitted the certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with Chittenden Corporation's report on Form 10-Q for the period ended June 30, 2002, filed earlier today with the Securities and Exchange Commission. Copies of the certifications submitted by Mr. Perrault and Mr. Walters are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

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                                INDEX TO EXHIBITS

EXHIBIT NUMBER

(99.1) Certification of Chairman, President, and Chief Executive Officer, Paul A. Perrault, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(99.2) Certification of Executive Vice President and Chief Financial Officer, Kirk W. Walters, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
     ---------------------------------
         Senior Vice President,
         General Counsel and Secretary

DATE: August 13, 2002